UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 21, 2007

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

           Florida                   000-51252              59-2091510
   (State of Incorporation)   (Commission File Number)    (IRS Employer
                                                        Identification No.)

                        545 Metro Place South, Suite 100
                               Dublin, Ohio 43017
               (Address of principal executive offices) (Zip Code)

                          (614) 760-3703 (Registrant's
                     telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 21, 2007, John Davis, President of National Investment Managers Inc. (the "Company"), was appointed as Chief Operating Officer. In addition, John Schroepfer, Vice President and Controller of the Company, was appointed as Interim Chief Financial Officer of the Company. Mr. Schroepfer shall receive an annual salary of $155,000 in accordance with a verbal arrangement between the Company and Mr. Schroepfer.

Mr. Davis was employed with Nationwide Mutual Insurance Company since 1987. From 1999 through 2001, Mr. Davis served as an Assistant Vice President of Financial Operations and then as Vice President of Financial Operations from 2001 through 2003. From 2003 through 2004, Mr. Davis served as the Vice President of Finance and Chief Operating Officer for the pensions division and then from 2004 through 2005 as Vice President and Chief Financial Officer of the retirement plans division. Prior to joining the Company, Mr. Davis served as the president of the private sector retirement plans division from 2005 through 2006.

Prior to joining the Company, Mr. Schroepfer served as a consultant from 2004 through 2007 for Resources Global Professionals a professional services firm providing accounting and finance services. From 2001 to 2003, Mr. Schroepfer served as a Director of Corporate Development for Battelle Memorial Institute a private research institute. Mr. Schroepfer received a B.S.B.A - Accounting from The Ohio State University, has attended the Executive Programs at Northwestern University Kellogg Graduate School of Management and is Certified Public Accountant licensed in the State of Ohio.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


NATIONAL INVESTMENT MANAGERS INC.

By:    /s/ John Davis
       --------------
Name:  John Davis
Title: Chief Operating Officer and President
Date:  June 8, 2007